                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 3, 2001
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                                 0-17288                75-2193593
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(State or Other Jurisdiction             (Commission         (IRS Employer
of Incorporation)                        File Number)        Identification No.)

       5847 San Felipe, Suite 900, Houston, TX                    77057
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                          ----------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

            Item 5.     Other Events.
                        ------------

            On August 3, 2001, Tidel Technologies,  Inc. issued a press release, set forth as Exhibit 99.1 to this Current Report,  which among other things, (1)
provides  an update  on the  pending  bankruptcy  case of  Credit  Card  Center, formerly  Tidel's  largest  customer,  (2)  provides  an update on  developments relating to Tidel's $18 million  principal amount 6% Convertible  Debentures and
(3) announces  that Tidel's full  financial  results for its third quarter ended
June 30, 2001 will be reported on or about August 14, 2001.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)  Exhibits
              --------

              Exhibit No.        Exhibits
              ----------         --------

                 99.1            Press Release of Tidel Technologies, Inc. dated
                                 August 3, 2001.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TIDEL TECHNOLOGIES, INC.

Dated: August 3, 2001                   By: /s/ Leonard Carr
                                            ---------------------
                                        Name: Leonard Carr
                                        Title: Senior Vice President